UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

Annual Report

May 31, 2011

BARRETT

GROWTH FUND
Letter to
Shareholders
May 31, 2011

Dear Shareholders:

The Barrett Growth Fund (the “Fund”) returned 19.46% for the fiscal year ended May 31, 2011.  Despite the double digit positive returns, the Fund trailed the S&P 500 Index and its peer group, the Lipper Large Cap Growth Funds Index, which returned 25.95% and 26.71% respectively for the same period.

The Year in Review

The stock market advance that started in March of 2009 continued through May of this year.  The S&P 500 has now booked two consecutive years of 20% plus returns for the years ending in May, with a 25.95% gain for the most recent fiscal year and a 21% gain in the prior fiscal year.  The market has managed this advance despite some significant headwinds, including the unrest in the North Africa/Middle East region, higher oil prices, the negative economic effects of the tsunami in Japan, and continued worries about the financial health of banks and sovereign governments in Europe.  We think the U.S. market, in particular, has been able to withstand these pressures for several reasons.  First, the market started the advance from a very low point in terms of valuations and deep negative investor sentiment.  Just over two years ago there was concern that most major financial institutions were at risk, and the world’s developed economies were in recession.  The economic recovery and associated rebound in corporate profits have been the major stimulants for higher equity prices.  Continued low interest rates also offer little competition to stocks, particularly those with rapidly rising dividend yields.

When we review last year’s shareholder letter, most of the major positives and negatives that we discussed remain.  On the negative side, the European debt and deficit problems were in evidence last May as the bonds of Greece, Spain and Portugal were downgraded.  Deficit problems were also on the front burner in the United States, both at the federal and state level, as well as in many other developed countries such as the U.K.  Also, monetary policies, which were uniformly stimulative since the global recession, began to diverge as inflation picked up in emerging economies.  The result was efforts by countries such as India and China to slow economic growth and relieve inflationary pressures.  On the positive side, developed economies have kept interest rates low, global economic growth remains on a slow but steady recovery path, and major U.S. companies appear to be in excellent financial health.

During the market recovery, the Fund has been out of sync with one of the groups that have led the recovery.  It has been our view that the recovery would be moderate by historical standards because the U.S. consumer, who is the engine of global growth, would not be in a free-spending mood as a result of lower housing values, slow wage growth and persistently high unemployment.  We also thought that the baby boom generation would be more interested in paying down debt and building up savings as they enter retirement rather than continuing to pull out their credit cards.  We have been dead right from an economic perspective but, unfortunately, not with respect to the reaction of the equity markets.  Consumer Discretionary stocks have been the biggest winners.  Our underweighting in the consumer sector and corresponding overweighting in health care have been significant drags on performance during this period.

BARRETT

GROWTH FUND

Over the past fiscal year, your Fund’s best performing stocks have been Accenture, Schlumberger, Teradata, Costco, Automatic Data Processing, and a few smaller companies including Rovi Corp and RealD.  On the flipside, the weakest stocks in the Fund have been Teva Pharmaceutical, Medco Health, Northern Trust, Celgene, Cisco Systems, and Google.  Since the Fund typically owns between 40 to 50 equity securities, it is not unusual for its performance to vary significantly from the S&P 500, or from the Lipper Large Cap peer group, where many portfolios may contain more than 100 stocks as managers attempt to more closely track their market benchmark.

The Portfolio

The Fund remains diversified by economic sector and industry.  Relative to the S&P 500, the Fund is currently overweighted in technology and industrials, and underweighted in energy and consumer staples.  The Fund focuses on companies that have open-ended growth opportunities and strong balance sheets that are selling at reasonable valuations.  The Fund also deliberately diversifies its holdings amongst companies that vary in size as measured by revenues.  The Fund holds companies with revenues in excess of $50 billion and as low as roughly $1 billion, which provides the shareholder with investments in companies at different stages of their growth cycle.  Most of the companies in the Fund are global in scope and can benefit from economies that are growing faster than the developed economies of the United States, Europe and Japan.

Top Ten Holdings (Percent of Net Assets)*			Sector Weightings (Percent of Total Investments)*
1.	AUTOMATIC DATA
	PROCESSING, INC.	4.66%
2.	COSTCO
	WHOLESALE CORP.	4.29%
3.	SCHLUMBERGER LTD.	4.18%
4.	JOHNSON CONTROLS, INC.	3.60%
5.	GOOGLE, INC.	3.44%
6.	ACCENTURE PLC	3.36%
7.	VERISK ANALYTICS, INC.	3.32%
8.	DEVON ENERGY CORP.	3.28%
9.	ORACLE CORP.	3.11%
10.	VISA, INC.	3.00%

* Portfolio characteristics are as of May 31, 2011, and are subject to change at any time.

Investment Outlook

Despite the market recovery during the past two fiscal years, the stock market with all its ups and downs is only slightly higher than it was 10 years ago and has not recovered to the highs reached as recently as 2007.  It has been an exceedingly frustrating decade for most stock investors and corporate owners, leading investors to seek other alternatives, such as commodities or gold, which have performed better

BARRETT

GROWTH FUND

during this period.  Dissatisfaction with equities and interest in other assets has historically been a backdrop for higher stock prices, but alone is not a sufficient catalyst for equities to appreciate in price.

We continue to think equities should perform better over the next decade and we believe that many of the negatives mentioned above are solvable problems.  Each decade seems to present a different set of economic challenges, but we think U.S. corporations are well positioned to manage in various economic climates and should continue to produce higher earnings and dividends.  As long as corporate America continues to focus on profitable growth and interest rates do not go back up significantly, we believe that the odds favor higher equity prices going forward.

Thank you for choosing the Barrett Growth Fund.

Sincerely,

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of May 31, 2011.

These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Foreign investments are subject to special risks not ordinarily associated with U.S. securities including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may also invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. The S&P 500® Index is a capitalization weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged. Investors cannot invest directly in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Barrett Growth Fund is distributed by Quasar Distributors, LLC.

BARRETT

GROWTH FUND

Expense Example – May 31, 2011 (Unaudited)

As a shareholder of the Barrett Growth Fund, you incur ongoing costs, including:  investment advisory fees; distribution and service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period (December 1, 2010 – May 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs, which are included in the Fund’s net asset value. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2010 to
	December 1, 2010	May 31, 2011	May 31, 2011
Actual Barrett Growth Fund Expenses	$1,000.00	$1,101.70	$6.55
Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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GROWTH FUND

This chart assumes an initial gross investment of $10,000 made on 6/30/01.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any fees or expenses.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

		Average Annual Total Returns
		as of May 31, 2011
		One Year	Three Year	Five Year	Ten Year
–●–	Barrett Growth Fund	19.46%	(3.70)%	0.14%	(0.28)%
--■--	S&P 500® Index	25.95%	0.91%	3.32%	2.64%
–♦–	Lipper Large-Cap
	Growth Funds Index	26.71%	0.97%	4.26%	1.19%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

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GROWTH FUND

Schedule of Investments
May 31, 2011

Shares		Value
	COMMON STOCKS - 98.42%
	Chemical Manufacturing - 3.62%
6,500	Ecolab, Inc.	$356,720
3,000	Procter & Gamble Co.	201,000
		557,720
	Computer and Electronic
	Product Manufacturing - 9.34%
1,000	Apple, Inc. (a)	347,830
14,000	EMC Corp. (a)	398,580
11,000	RealD, Inc. (a)	300,300
7,000	Teradata Corp. (a)	390,530
		1,437,240
	Consumer Durables
	& Apparel - 1.99%
4,800	Coach, Inc.	305,568
	Consumer Services - 2.16%
6,000	Yum! Brands, Inc.	331,920
	Credit Intermediation and
	Related Activities - 5.95%
10,500	JPMorgan Chase & Co.	454,020
5,700	Visa, Inc. - Class A	462,042
		916,062
	Data Processing, Hosting
	and Related Services - 4.66%
13,000	Automatic Data Processing, Inc.	716,430
	Diversified Financials - 1.79%
4,500	Ameriprise Financial, Inc.	275,535
	Food Services and
	Drinking Places - 2.65%
5,000	McDonald’s Corp.	407,700
	General Merchandise
	Stores - 4.29%
8,000	Costco Wholesale Corp.	659,840
	Insurance - 2.80%
9,000	Aflac, Inc.	430,110
	Insurance Carriers and
	Related Activities - 3.32%
15,000	Verisk Analytics,
	Inc. (a) - Class A	510,750
	Machinery
	Manufacturing - 2.33%
6,000	Donaldson Co., Inc.	358,260
	Materials - 4.04%
6,000	Freeport-McMoRan
	Copper & Gold, Inc.	309,840
5,500	Potash Corp. of
	Saskatchewan, Inc.	311,300
		621,140
	Miscellaneous
	Manufacturing - 4.38%
4,500	3M Co.	424,710
4,000	Stryker Corp.	249,600
		674,310
	Oil and Gas Extraction - 3.28%
6,000	Devon Energy Corp.	504,420
	Other Information
	Services - 3.44%
1,000	Google, Inc. (a) - Class A	529,020
	Professional, Scientific, and
	Technical Services - 8.17%
9,000	Accenture PLC - Class A	516,510

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Schedule of Investments
May 31, 2011

Shares		Value
	Professional, Scientific, and
	Technical Services - 8.17%
	(Continued)
7,000	Omnicom Group, Inc.	$327,390
17,000	Tetra Tech, Inc. (a)	413,610
		1,257,510
	Publishing Industries
	(except Internet) - 10.08%
10,000	Microsoft Corp.	250,100
11,000	MSCI, Inc. (a) - Class A	415,470
14,000	Oracle Corp.	479,080
7,000	Rovi Corp. (a)	405,720
		1,550,370
	Software & Services - 1.65%
1,500	International Business
	Machines Corp.	253,395
	Support Activities
	for Mining - 4.18%
7,500	Schlumberger Ltd.	642,900
	Technology Hardware
	& Equipment - 4.70%
5,000	Qualcomm, Inc.	292,950
9,000	Universal Display Corp. (a)	429,480
		722,430
	Transportation - 4.29%
5,000	Norfolk Southern Corp.	366,550
4,000	United Parcel Service,
	Inc. - Class B	293,960
		660,510
	Transportation Equipment
	Manufacturing - 5.31%
14,000	Johnson Controls, Inc.	554,400
3,000	United Technologies Corp.	263,310
		817,710
	Total Common Stocks
	(Cost $11,932,108)	15,140,850

	SHORT-TERM
	INVESTMENTS - 1.90%
	Money Market Funds - 1.90%
293,228	Fidelity Institutional
	Government Portfolio -
	Class I, 0.010% (b)	293,228
	Total Short-Term Investments
	(Cost $293,228)	293,228
	Total Investments
	(Cost $12,225,336) - 100.32%	15,434,078
	Liabilities in Excess of
	Other Assets - (0.32)%	(49,671)
	Total Net Assets - 100.00%	$15,384,407

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2011.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statement of Assets and Liabilities
May 31, 2011

ASSETS
Investments, at value (cost $12,225,336)	$15,434,078
Dividends and interest receivable	23,278
Receivable for Fund shares sold	65
Other assets	11,027
Total assets	15,468,448
LIABILITIES
Payable for Fund shares redeemed	3,500
Payable for distribution fees	20,134
Payable to Adviser	8,523
Payable to affiliates	26,777
Accrued expenses and other liabilities	25,107
Total liabilities	84,041
NET ASSETS	$15,384,407
NET ASSETS CONSIST OF:
Paid-in capital	$15,075,687
Accumulated net realized loss	(2,900,022)
Net unrealized appreciation on investments	3,208,742
Net Assets	$15,384,407
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,448,155
Net asset value, redemption price and offering price per share	$10.62

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statement of Operations
For the Year Ended May 31, 2011

INVESTMENT INCOME
Dividend income1	$171,598
Interest income	236
Total investment income	171,834
EXPENSES
Advisory fees (Note 4)	145,335
Administration fees	43,728
Transfer agent fees and expenses	32,508
Fund accounting fees	26,617
Federal and state registration fees	24,489
Distribution fees	20,015
Audit and tax fees	16,014
Legal fees	15,033
Chief Compliance Officer fees and expenses	12,066
Reports to shareholders	9,109
Custody fees	5,672
Trustees’ fees and related expenses	5,217
Other expenses	2,285
Total expenses	358,088
Less waivers and reimbursement by Adviser (Note 4)	(176,419)
Net expenses	181,669
Net investment loss	(9,835)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	38,387
Change in net unrealized appreciation on investments	2,567,767
Net realized and unrealized gain on investments	2,606,154
Net increase in net assets from operations	$2,596,319

1  Net of $483 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended	Year Ended
	May 31, 2011	May 31, 20101	June 30, 2009
FROM OPERATIONS
Net investment income (loss)	$(9,835)	$(26,565)	$510
Net realized gain (loss) from investments	38,387	306,276	(2,067,399)
Net change in unrealized appreciation
(depreciation) on investments	2,567,767	1,151,438	(3,246,627)
Net increase (decrease) in net assets from operations	2,596,319	1,431,149	(5,313,516)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	536,486	581,329	440,355
Cost of shares redeemed	(1,303,062)	(725,933)	(1,815,208)
Net decrease in net assets from
capital share transactions	(766,576)	(144,604)	(1,374,853)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,829,743	1,286,545	(6,688,369)
NET ASSETS:
Beginning of period	13,554,664	12,268,119	18,956,488
End of period	$15,384,407	$13,554,664	$12,268,119
ACCUMULATED NET INVESTMENT INCOME	$—	$—	$510

1	The Fund changed its fiscal year end from June 30 to May 31. The period represents activity from July 1, 2009 through May 31, 2010.

The accompanying notes are an integral part of these financial statements.

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GROWTH FUND

Financial Highlights
Per share data for a share of capital stock outstanding for the entire period and selected information for the periods are as follows:

Year Ended	Period Ended	Years Ended June 30,
May 31, 2011	May 31, 20101	2009	2008	2007	2006
NET ASSET VALUE
Beginning of period	$8.89	$7.95	$10.98	$12.04	$10.53	$9.72
OPERATIONS
Net investment income (loss)2	(0.01)	(0.01)	0.00	3	(0.02)	0.00	3	(0.02)
Net realized and unrealized
gains (losses) on securities	1.74	0.95	(3.03)	(1.04)	1.51	0.83
Total from
investment operations	1.73	0.94	(3.03)	(1.06)	1.51	0.81
LESS DISTRIBUTIONS
Distributions from net
investment income	—	—	—	0.00	3	—	—
NET ASSET VALUE
End of period	$10.62	$8.89	$7.95	$10.98	$12.04	$10.53
Total return5	19.46%	11.82%	(27.60)%	(8.78)%	14.34%	8.33%
Net assets at end of period
(000s omitted)	$15,384	$13,555	$12,268	$18,956	$21,078	$19,742
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement6	2.46%	3.13%	3.59%	2.42%	2.51%	2.63%
After expense reimbursement6	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement6	(1.28)%	(2.01)%	(2.34)%	(1.30)%	(1.24)%	(1.55)%
After expense reimbursement6	(0.07)%	(0.13)%	0.00	%4	(0.13)%	0.02%	(0.17)%
Portfolio turnover rate5	47%	40%	71%	93%	79%	38%

1	The Fund changed its fiscal year end from June 30 to May 31. This period represents activity from July 1, 2009 through May 31, 2010.
2	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
3	Amount is less than 0.5 cents per share.
4	Amount is less than 0.005%.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

BARRETT

GROWTH FUND

Notes to the Financial Statements
May 31, 2011

1.	ORGANIZATION
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.  The Barrett Growth Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation and to maximize after-tax returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund commenced operations on December 29, 1998 as a series of The Barrett Funds.  On March 30, 2010, the Fund reorganized as a series of the Trust and changed its fiscal year end from June 30th to May 31st.  Effective April 29, 2011, Barrett Asset Management, LLC (the “Adviser”), serves as the investment adviser to the Fund.  Prior to April 29, 2011, Barrett Associates, Inc., a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company, served as the investment adviser to the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

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Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2011:

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GROWTH FUND

	Level 1	Level 2	Level 3	Total
Equity
Common Stock1	$15,140,850	$—	$—	$15,140,850
Total Equity	15,140,850	—	—	15,140,850
Short-Term Investments	293,228	—	—	293,228
Total Investments in Securities	$15,434,078	$—	$—	$15,434,078

  1  See the Schedule of Investments for industry classification.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3.  During the year ended May 31, 2011, there were no significant transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold any financial derivative instruments during the reporting period.

b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to 2007.

c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

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e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.

g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.	FEDERAL TAX MATTERS	The Fund did not pay any distributions during the fiscal year ended May 31, 2011. The components of accumulated earnings (losses) on a tax basis as of May 31, 2011 were as follows:

Cost basis of investments for federal
income tax purposes	$12,225,336
Gross tax unrealized appreciation	3,349,351
Gross tax unrealized depreciation	(140,609)
Net tax unrealized appreciation (depreciation)	3,208,742
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(2,900,022)
Total accumulated earnings	$308,720

At May 31, 2011, the Fund had capital loss carryovers of $92,741, $1,960,247 and $847,034 which will expire on June 30, 2012, June 30, 2017 and May 31, 2018, respectively.  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryovers.

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GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended May 31, 2011, the following reclassifications were made for permanent tax adjustments:

Accumulated Net Investment Income (Loss)	$9,835
Paid-in Capital	$(9,835)

4.	INVESTMENT ADVISER
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2013, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  For the year ended May 31, 2011, expenses of $176,419 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

June 30, 2012	$325,814
May 31, 2013	$241,879
May 31, 2014	$176,419

5.	DISTRIBUTION PLAN	The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on -behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of up to 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended May 31, 2011, the Fund incurred expenses of $20,015 pursuant to the 12b-1 Plan which represents approximately 0.14% of the Fund’s average daily net assets. As of May 31, 2011, the Distributor was owed fees of $20,134.

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6.	RELATED PARTY TRANSACTIONS
A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.  This same Trustee is an interested person of the Distributor.  The Trust’s Chief Compliance Officer is an employee of USBFS.  For the year ended May 31, 2011, the Fund was allocated $12,066 of the Trust’s Chief Compliance Officer fees and expenses.

7.	CAPITAL SHARE TRANSACTIONS	Transactions in shares of the Fund were as follows:
	Year Ended	Period Ended	Year Ended
	May 31, 2011	May 31, 20101	June 30, 2009
Shares sold	53,269	62,524	53,612
Shares redeemed	(130,576)	(80,922)	(235,436)
Net decrease	(77,307)	(18,398)	(181,824)

1	The Fund changed its fiscal year end from June 30 to May 31. The period represents activity from July 1, 2009 through May 31, 2010.

8.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2011, were $6,591,574 and $7,293,545, respectively.  For the year ended May 31, 2011, there were no purchases or sales of U.S. government securities for the Fund.

9.	NEW TAX LAW
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the May 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the May 31, 2012 taxable year.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Barrett Growth Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barrett Growth Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights for the periods indicated prior to the period ended May 31, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrett Growth Fund as of May 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 29, 2011

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Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on November 30, 2010, to consider the approval of a new Investment Advisory Agreement (the “Agreement”) between the Barrett Growth Fund (the “Fund”), a series of the Trust, and Barrett Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), a newly-formed investment advisory firm owned by certain of the principal employees of Barrett Associates, Inc., the former investment adviser to the Fund (the “Former Adviser”).  On April 29, 2011, the Adviser acquired substantially all of the property and assets and assumed certain of the liabilities of the Former Adviser (the “Transaction”)

During the November 30, 2010 meeting, the Trustees reviewed materials related to the Adviser.  The Trustees also met on January 26, 2011, and approved certain revisions to a proxy statement and other matters related to a special meeting of shareholders held for the purpose of approving the Agreement.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund by the Former Adviser since the Fund’s inception, compared to the quality of services expected to be provided to the Fund by the Adviser as the investment adviser going forward; (2) the performance of the Fund while managed by the Former Adviser; (3) the fact that there are no material differences between the terms of the Agreement and the terms of the investment advisory agreement between the Fund and the Former Adviser (the “Former Agreement”); (4) the fact that the Adviser is retaining the Fund’s current portfolio managers to continue managing the Fund, as well as the fact that the Fund will benefit from the depth of investment talent and resources of the Adviser; (5) the fact that the fee structure under the Agreement is identical to the fee structure under the Former Agreement and that the Adviser has agreed to maintain an expense limitation agreement that is identical to the expense limitation agreement between the Fund and the Former Adviser; and (6) other factors deemed relevant.

The Trustees also evaluated the Agreement in light of information they had requested and received from the Adviser prior to the November 30, 2010 meeting.  The Trustees reviewed these materials with management of the Adviser.  Below is a summary of the material factors considered by the Trustees in their deliberations as to whether to approve the Agreement, and the Trustees’ conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Fund and the amount of time to be devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Former Adviser, and to be continued by the Adviser, as well as the qualifications, experience and responsibilities of the Fund’s portfolio managers, Mr. Milnamow and Mr. Beck, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence

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summary, including the structure of the Adviser’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with representatives of the Adviser (while employed by the Former Adviser) to discuss the Fund’s outlook for the next year of operation, along with the marketing and compliance efforts made by the Adviser.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Former Adviser’s handling of compliance matters, including the report of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program as a continuation, in part, of the Former Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, would be satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE ADVISER.

The Trustees reviewed the Fund’s performance over one-year, five-year and ten-year periods.  In assessing the quality of the portfolio management services delivered by the Former Adviser, the staff of which would continue to provide portfolio management services to the Fund as members of the staff of the Adviser, the Trustees also compared the performance of the Fund on both an absolute basis and in comparison to certain benchmark indexes, the S&P 500 Index and the Lipper Large Cap Growth Funds Index.  The Trustees noted that the Fund’s recent performance generally lagged that of its peer group of large cap growth funds, as well as its benchmark indexes, but that over the longer term the Fund’s performance was more in line with the performance of other funds in the peer group and the benchmark indexes.  After considering all of the information, the Trustees concluded that the performance obtained by the Former Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund’s investment portfolio in the future.

3.  COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISOR.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund while under the management of the Former Adviser.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of large cap growth funds, as compiled by Lipper, Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements agreed to by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Former Adviser had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage practices and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the

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Fund’s administrator specifically for the November 30, 2010 meeting at which the Agreement was formally considered.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell into the upper range compared to its peer group of large cap growth funds, above the median management fee of 0.670% for the peer group.  However, the Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.25% were within the low range of total expense ratios of the Fund’s peer group, compared to the peer group median of 1.779%.  The Trustees also compared the management fees paid by the Fund to the fees paid by the Adviser’s separately-managed accounts, noting that the management fee for such accounts was comparable to the management fee of the Fund.

The Trustees concluded that the Fund’s expenses and management fees payable to the Adviser were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees further concluded that the Former Adviser’s profit from sponsoring the Fund had not been, and the Adviser’s profit would not be, excessive and that the Adviser would be able to maintain adequate profit levels to support the services to the Fund.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements to be provided by the Adviser with respect to the Fund.  The Trustees concluded that the Adviser’s management fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund, including the Adviser’s summary of “fall-out” benefits.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

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NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Additional Information
(Unaudited)

INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (877) 363-6333.

INDEPENDENT TRUSTEES

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of	28	Independent
615 E. Michigan St.		Term; Since	Accounting, Marquette		Trustee, USA
Milwaukee, WI 53202		August 22,	University (2004–Present);		MUTUALS
Age: 56		2001	Associate Professor of		(an open-end
			Accounting, Marquette		investment
			University (1996–2004).		company
with two
portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	28	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc. (airline		Trustee, USA
Milwaukee, WI 53202		August 22,	company) (1986–Present);		MUTUALS
Age: 54		2001	Director, Flight Standards		(an open-end
			and Training (1990–1999).		investment
company
with two
portfolios).

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Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

INDEPENDENT TRUSTEES (Continued)

Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief	28	Independent
615 E. Michigan St.		Term; Since	Administrative Officer		Trustee, Gottex
Milwaukee, WI 53202		October 23,	(“CAO”) and Chief		Multi-Asset
Age: 67		2009	Compliance Officer (“CCO”),		Endowment
			Granite Capital International		Fund complex
			Group, L.P. (an investment		(three closed-
			management firm)		end investment
			(1994–Present); Vice President,		companies);
			Secretary, Treasurer and CCO		Independent
			of Granum Series Trust (an		Trustee, Gottex
			open-end investment company)		Multi-
			(1997–2007); President, CAO		Alternatives
			and CCO, Granum		Fund complex
			Securities, LLC (a broker-dealer)		(three closed-
			(1997–2007).		end investment
companies).

INTERESTED TRUSTEE AND OFFICERS
Joseph C. Neuberger1	Chairperson,	Indefinite	Executive Vice President,	28	Trustee,
615 E. Michigan St.	President	Term; Since	U.S. Bancorp Fund		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Services, LLC (1994–Present).		(an open-end
Age: 49	Trustee	2001			investment
company
with ten
portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company
with two
portfolios).

John Buckel	Vice	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 10,	Services, LLC (2004–Present);
Age: 53	and	2008 (Vice	UMB Investment Services
	Principal	President);	Group (2000–2004).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

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Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

INTERESTED TRUSTEE AND OFFICERS (Continued)

Robert M. Slotky	Vice	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	January 26,	Services, LLC (2001–Present).
Age: 63	Compliance	2011
Officer and
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and Legal	N/A	N/A
615 E. Michigan St.		Term; Since	Compliance Officer,
Milwaukee, WI 53202		November 15,	U.S. Bancorp Fund
Age: 31		2005	Services, LLC (2004–Present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 10,	Services, LLC (2002–Present).
Age: 37		2008
________

1
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

Results of Shareholder Meeting

A Special Meeting of Shareholders of the Fund was held February 25, 2011 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Fund at the close of business on December 31, 2010. At the Special Meeting, shareholders were asked to approve an Investment Advisory Agreement between the Advisor and the Trust on behalf of the Fund.  As of December 31, 2010, there were 1,475,038 shares of the Fund outstanding and entitled to vote at the Special Meeting.  807,744 shares were voted at the Special Meeting, representing 54.76% of the shares of the Fund outstanding as of December 31, 2010.

The tabulation of the shareholder votes rendered the following results:

Votes For	Votes Against
804,713	47

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, either upon request by calling the Fund toll free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

(This Page Intentionally Left Blank.)

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
Barrett Asset Management, LLC
90 Park Avenue
New York, New York  10016

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio  44145

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/11	FYE 5/31/10
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/11	FYE 5/31/10
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/11	FYE 5/31/10
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   August 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   August 4, 2011

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date   August 4, 2011